Exhibit 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
INTEREST INCOME
Loans	$598,190	$558,610	$524,840	$481,387	$454,169
Available-for-sale securities	72,156	69,301	71,646	69,887	74,073
Held-to-maturity securities	65,100	66,513	67,092	68,828	71,082
Trading securities	339	414	350	278	218
Loans held for sale	5,162	4,905	6,296	5,675	2,614
Other interest-earning assets	696	687	680	459	356

Total interest income	741,643	700,430	670,904	626,514	602,512

INTEREST EXPENSE
Interest-bearing demand	42,051	36,394	26,780	23,748	20,356
Money market and savings deposits	51,159	44,212	43,981	42,394	36,956
Time deposits	111,090	96,950	88,021	79,496	68,855
Foreign deposits	11,365	10,851	13,154	11,084	6,697
Federal funds purchased and securities sold under agreements to repurchase	40,878	38,655	30,926	23,497	17,507
Other borrowed funds	11,887	7,376	5,561	4,563	2,129
Long-term Federal Home Loan Bank advances	25,324	24,853	26,621	31,193	38,633
Other long-term debt	45,104	43,419	43,710	35,806	32,736

Total interest expense	338,858	302,710	278,754	251,781	223,869

NET INTEREST INCOME	402,785	397,720	392,150	374,733	378,643
Provision for loan and lease losses	24,000	27,300	20,850	34,800	17,700

NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	378,785	370,420	371,300	339,933	360,943

NONINTEREST REVENUES
Service charges on deposit accounts	103,308	95,105	95,388	95,141	91,485
Trust income	24,124	23,763	23,354	29,439	30,010
Consumer investment services income	24,139	21,942	18,312	18,668	18,875
Interchange income	25,714	24,735	24,657	22,884	22,731
Commercial credit fee income	10,768	11,480	10,478	12,178	13,901
Bank owned life insurance policies	11,294	10,983	10,793	11,386	10,582
Mortgage income	3,345	3,388	2,046	5,873	4,796
Portfolio income	203	592	684	301	3,150
Net gain on sale of mutual fund management unit	-0-	-0-	-0-	44,007	-0-
Other noninterest revenues	28,486	27,695	31,232	19,772	27,621

Total noninterest revenues	231,381	219,683	216,944	259,649	223,151

NONINTEREST EXPENSES
Salaries and employee benefits	192,446	184,152	174,027	174,055	172,955
Net occupancy	38,760	38,834	38,039	38,342	38,430
Equipment	31,763	31,358	31,200	31,876	32,624
Postage and office supplies	9,833	9,653	9,397	10,071	10,080
Marketing	12,002	13,260	7,609	10,698	7,168
Professional fees	8,019	6,342	13,990	12,130	7,759
Communications	5,971	6,120	6,038	6,027	6,155
Amortization of intangibles	487	541	613	637	636
Other noninterest expenses	40,274	39,742	39,646	53,069	39,135

Total noninterest expenses	339,555	330,002	320,559	336,905	314,942

INCOME BEFORE INCOME TAXES	270,611	260,101	267,685	262,677	269,152
Income taxes	85,930	79,110	85,552	82,349	84,553

NET INCOME	$184,681	$180,991	$182,133	$180,328	$184,599

Weighted-average common shares outstanding - basic	344,647	345,433	347,201	349,346	352,054
Earnings per common share - basic	$0.54	$0.52	$0.52	$0.52	$0.52
Weighted-average common shares outstanding - diluted	349,647	350,743	351,811	354,654	357,026
Earnings per common share - diluted	$0.53	$0.52	$0.52	$0.51	$0.52

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended June 30, 2006			Three Months Ended March 31, 2006			Three Months Ended December 31, 2005			Three Months Ended September 30, 2005			Three Months Ended June 30, 2005
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$19,492,112	$331,471	6.82%	$18,872,184	$304,439	6.54%	$17,890,194	$280,487	6.22%	$17,055,819	$253,640	5.90%	$16,620,623	$235,211	5.68%
Residential first mortgages	6,078,445	80,488	5.31%	6,070,856	79,599	5.32%	5,914,872	77,532	5.20%	5,685,620	72,459	5.06%	5,561,349	67,340	4.86%
Equity loans and lines	8,073,014	142,212	7.07%	7,970,946	131,595	6.70%	7,639,452	120,742	6.27%	7,443,993	108,869	5.80%	7,624,399	106,004	5.58%
Dealer indirect	2,940,262	40,070	5.47%	2,992,386	39,302	5.33%	3,088,347	42,090	5.41%	3,110,615	41,898	5.34%	3,088,106	41,161	5.35%
Other consumer	429,132	10,290	9.62%	438,152	10,057	9.31%	460,687	10,323	8.89%	469,482	10,841	9.16%	467,045	10,757	9.24%

Total loans net of unearned income (1)	37,012,965	604,531	6.55%	36,344,524	564,992	6.30%	34,993,552	531,174	6.02%	33,765,529	487,707	5.73%	33,361,522	460,473	5.54%
Available-for-sale securities, amortized cost	6,089,613	72,701	4.79%	5,961,800	69,828	4.75%	6,076,977	72,197	4.71%	6,065,719	70,403	4.60%	6,322,703	74,597	4.73%
Market valuation on AFS securities	(250,466)			(168,590)			(160,331)			(74,193)			(87,157)

Total available-for-sale securities (2)	5,839,147			5,793,210			5,916,646			5,991,526			6,235,546
Held-to-maturity securities	5,436,554	69,019	5.09%	5,568,989	70,448	5.13%	5,715,159	71,046	4.93%	5,903,899	72,788	4.89%	6,052,066	75,081	4.98%

Total investment securities (3)	11,275,701	141,720	4.93%	11,362,199	140,276	4.93%	11,631,805	143,243	4.82%	11,895,425	143,191	4.75%	12,287,612	149,678	4.85%
Other interest-earning assets	398,167	6,197	6.24%	519,175	6,006	4.69%	587,653	7,326	4.95%	541,115	6,412	4.70%	271,607	3,188	4.71%

Total interest-earning assets (3)	48,686,833	752,448	6.17%	48,225,898	711,274	5.96%	47,213,010	681,743	5.71%	46,202,069	637,310	5.46%	45,920,741	613,339	5.35%
Cash and due from banks	1,103,675			1,141,977			1,172,698			1,160,908			1,182,160
Other assets	3,748,418			3,699,438			3,671,435			3,640,629			3,606,771
Allowance for loan and lease losses	(356,863)			(358,606)			(383,889)			(368,025)			(368,375)

	$53,182,063			$52,708,707			$51,673,254			$50,635,581			$50,341,297

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$7,540,377	42,051	2.24%	$7,590,274	36,394	1.94%	$6,873,532	26,780	1.55%	$6,809,041	23,748	1.38%	$6,957,590	20,356	1.17%
Money market and savings deposits	9,397,229	51,159	2.18%	9,497,343	44,212	1.89%	9,785,221	43,981	1.78%	9,870,250	42,394	1.70%	9,974,400	36,956	1.49%
Time deposits (4)	10,742,768	111,090	4.15%	10,284,695	96,950	3.82%	9,790,672	88,021	3.57%	9,520,049	79,496	3.31%	9,215,524	68,855	3.00%
Foreign deposits	1,438,551	11,365	3.17%	1,417,848	10,851	3.10%	1,717,237	13,154	3.04%	1,649,554	11,084	2.67%	1,256,394	6,697	2.14%
Federal funds purchased and securities sold under agreements to repurchase	3,993,545	40,878	4.11%	4,103,167	38,655	3.82%	3,641,774	30,926	3.37%	3,286,028	23,497	2.84%	2,866,029	17,507	2.45%
Other interest-bearing liabilities (4)	6,730,475	82,315	4.91%	6,496,420	75,648	4.72%	6,634,179	75,892	4.54%	6,661,718	71,562	4.26%	7,441,068	73,498	3.96%

Total interest-bearing liabilities	39,842,945	338,858	3.41%	39,389,747	302,710	3.12%	38,442,615	278,754	2.88%	37,796,640	251,781	2.64%	37,711,005	223,869	2.38%

Net interest spread (3)			2.76%			2.84%			2.83%			2.82%			2.97%

Noninterest-bearing demand deposits	7,948,217			7,956,264			7,949,605			7,565,672			7,454,032
Other liabilities (4)	1,793,789			1,786,204			1,732,468			1,700,464			1,636,182
Shareholders’ equity	3,597,112			3,576,492			3,548,566			3,572,805			3,540,078

	$53,182,063			$52,708,707			$51,673,254			$50,635,581			$50,341,297

Net interest income/margin on a taxable equivalent basis (3)		413,590	3.39%		408,564	3.42%		402,989	3.37%		385,529	3.31%		389,470	3.40%

Taxable equivalent adjustment:(5)
Loans		6,341			6,382			6,334			6,320			6,304
Available-for-sale securities		545			527			551			516			524
Held-to-maturity securities		3,919			3,935			3,954			3,960			3,999
Trading securities		-0-			-0-			-0-			-0-			-0-

Total taxable equivalent adjustment		10,805			10,844			10,839			10,796			10,827

Net interest income		$402,785			$397,720			$392,150			$374,733			$378,643

NOTES:

(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.

(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.

(3)	The yield calculation for available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.

(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilites are included in other liabilities.

(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited

AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
ASSETS
Cash and due from banks	$1,233,527	$1,110,025	$1,307,043	$1,223,228	$1,167,313
Trading securities	4,553	5,672	30,419	39,186	39,404
Available-for-sale securities	6,000,551	5,854,279	5,989,989	6,033,746	6,172,833
Held-to-maturity securities	5,388,911	5,540,409	5,679,494	5,821,967	6,072,898
Loans held for sale	371,034	276,420	406,553	460,816	323,017
Loans net of unearned income:
Commercial and industrial	6,046,262	6,068,331	6,173,403	6,041,712	5,961,937
Commercial loans - secured by real estate	3,207,313	2,921,517	2,700,353	2,489,973	2,381,944
Commercial leases	2,459,612	2,379,465	2,370,986	2,342,161	2,239,314
Commercial real estate mortgages	3,085,297	3,068,493	3,203,030	3,083,242	2,922,692
Real estate construction	5,005,958	4,827,188	4,085,369	3,508,763	3,364,146
Residential first mortgages	6,180,230	6,078,210	6,016,157	5,826,851	5,692,014
Equity loans and lines	8,113,323	8,022,254	7,859,133	7,479,750	7,427,904
Dealer indirect	2,941,639	2,960,112	3,047,117	3,116,305	3,087,815
Other consumer	414,459	412,378	442,391	446,412	455,616

Total loans net of unearned income	37,454,093	36,737,948	35,897,939	34,335,169	33,533,382
Allowance for loan and lease losses	(359,092)	(352,242)	(366,695)	(384,647)	(365,626)
Other interest-earning assets	153,858	76,445	68,000	88,476	49,599
Premises and equipment, net	1,256,266	1,227,287	1,200,114	1,088,322	1,087,201
Cash surrender value - bank owned life insurance	1,179,535	1,167,701	1,156,265	1,144,048	1,133,539
Goodwill and other intangibles	294,344	295,736	296,582	298,205	298,841
Accrued interest receivable and other assets	952,234	918,482	941,407	956,869	1,034,430

	$53,929,814	$52,858,162	$52,607,110	$51,105,385	$50,546,831

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$8,188,068	$8,291,134	$8,233,137	$8,022,022	$7,687,525
Interest-bearing demand	7,602,285	7,826,012	7,299,655	6,838,125	6,962,855
Money market and savings	9,226,388	9,561,009	9,513,548	9,928,034	10,005,039
Time	10,736,886	10,424,392	9,928,485	9,710,125	9,062,959
Foreign	1,683,873	1,016,771	1,373,557	1,181,819	1,595,330

Total deposits	37,437,500	37,119,318	36,348,382	35,680,125	35,313,708
Federal funds purchased and securities sold under agreements to repurchase	3,628,577	3,923,273	4,404,262	3,374,744	2,842,751
Other borrowed funds	1,839,609	493,673	511,625	681,618	473,010
Long-term Federal Home Loan Bank advances	1,828,225	1,930,927	1,958,730	2,388,222	3,238,993
Other long-term debt	3,717,683	3,947,960	4,025,941	3,634,730	3,359,173

Total deposits and interest-bearing liabilities	48,451,594	47,415,151	47,248,940	45,759,439	45,227,635
Accrued expenses and other liabilities	1,899,159	1,825,269	1,723,593	1,768,491	1,680,971

Total liabilities	50,350,753	49,240,420	48,972,533	47,527,930	46,908,606

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,606	416,719	416,706	416,723	416,732
Additional paid-in capital	752,491	743,634	738,011	734,850	731,383
Retained earnings	3,999,804	3,917,314	3,844,183	3,755,478	3,672,524
Treasury stock	(1,330,832)	(1,249,518)	(1,208,874)	(1,196,160)	(1,093,405)
Deferred compensation on restricted stock	(31,049)	(18,092)	(14,083)	(14,733)	(15,208)
Accumulated other comprehensive loss	(227,959)	(192,315)	(141,366)	(118,703)	(73,801)

Total shareholders’ equity	3,579,061	3,617,742	3,634,577	3,577,455	3,638,225

	$53,929,814	$52,858,162	$52,607,110	$51,105,385	$50,546,831

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

	Three Months Ended
	2006		2005
NET CHARGE-OFFS/(RECOVERIES)	June 30	March 31	December 31	September 30	June 30
Commercial:
Commercial & industrial	$10,789	$6,760	$29,154	$5,674	$8,725
Commercial loans - secured by real estate	(25)	377	559	2	239
Commercial leases	(30)	26,904	582	263	-0-

Total commercial	10,734	34,041	30,295	5,939	8,964
Commercial real estate:
Commercial real estate mortgages	229	580	(22)	(9)	39
Real estate construction	32	2	(2)	20	(213)

Total commercial real estate	261	582	(24)	11	(174)
Consumer:
Residential first mortgages	572	379	648	239	424
Equity loans and lines	2,067	2,888	2,588	3,313	3,645
Dealer indirect	324	1,492	2,412	2,472	1,141
Other consumer	3,192	2,371	2,883	3,805	3,642

Total consumer	6,155	7,130	8,531	9,829	8,852

	$17,150	$41,753	$38,802	$15,779	$17,642

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	0.71%	0.45%	1.91%	0.38%	0.59%
Commercial loans - secured by real estate	0.00	0.05	0.09	0.00	0.04
Commercial leases	0.00	4.60	0.10	0.05	0.00

Total commercial	0.37	1.22	1.09	0.22	0.34
Commercial real estate:
Commercial real estate mortgages	0.03	0.08	0.00	0.00	0.01
Real estate construction	0.00	0.00	0.00	0.00	(0.03)

Total commercial real estate	0.01	0.03	0.00	0.00	(0.01)
Consumer:
Residential first mortgages	0.04	0.03	0.04	0.02	0.03
Equity loans and lines	0.10	0.15	0.13	0.18	0.19
Dealer indirect	0.04	0.20	0.31	0.32	0.15
Other consumer	2.98	2.19	2.48	3.22	3.13

Total consumer	0.14	0.17	0.20	0.23	0.21

	0.19%	0.47%	0.44%	0.19%	0.21%

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

	2006		2005
NONPERFORMING LOANS*	June 30	March 31	December 31	September 30	June 30
Commercial:
Commercial & industrial	$41,774	$36,967	$39,542	$44,014	$35,299
Commercial loans - secured by real estate	17,515	16,267	17,838	15,748	15,395
Commercial leases	3,438	1,689	27,374	1,871	1,656

Total commercial	62,727	54,923	84,754	61,633	52,350
Commercial real estate:
Commercial real estate mortgages	7,813	3,886	4,498	4,668	2,738
Real estate construction	4,080	7,681	2,946	2,121	1,837

Total commercial real estate	11,893	11,567	7,444	6,789	4,575
Consumer:
Residential first mortgages	18,547	15,871	8,817	10,542	11,649
Equity loans and lines	1,724	1,787	1,965	1,404	1,588
Dealer indirect	1	2	1	24	17
Other consumer	-0-	-0-	-0-	29	242

Total consumer	20,272	17,660	10,783	11,999	13,496

	$94,892	$84,150	$102,981	$80,421	$70,421

* Exclusive of accruing loans 90 days past due.

	2006		2005
ACCRUING LOANS 90 DAYS PAST DUE	June 30	March 31	December 31	September 30	June 30
Commercial:
Commercial & industrial	$334	$269	$1,258	$1,665	$6,502
Commercial loans - secured by real estate	41	476	36	1,023	1,944
Commercial leases	-0-	-0-	-0-	-0-	-0-

Total commercial	375	745	1,294	2,688	8,446
Commercial real estate:
Commercial real estate mortgages	41	187	656	72	867
Real estate construction	145	187	122	978	-0-

Total commercial real estate	186	374	778	1,050	867
Consumer:
Residential first mortgages	16,947	19,983	20,962	19,688	12,164
Equity loans and lines	23,671	25,684	26,762	25,279	24,311
Dealer indirect	1,438	1,483	3,065	2,644	2,450
Other consumer	925	939	1,144	1,055	947

Total consumer	42,981	48,089	51,933	48,666	39,872

	$43,542	$49,208	$54,005	$52,404	$49,185

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

	2006		2005
REGULATORY CAPITAL RATIOS	June 30*	March 31	December 31	September 30	June 30
Tier 1 capital ratio
AmSouth	7.44%	7.66%	7.71%	7.90%	8.17%
AmSouth Bank	7.96	8.20	8.47	8.80	8.86
Total capital ratio
AmSouth	10.62%	10.91%	11.26%	11.31%	11.64%
AmSouth Bank	10.67	10.97	11.45	11.97	12.09
Leverage ratio
AmSouth	6.62%	6.68%	6.74%	6.72%	6.79%
AmSouth Bank	7.06	7.13	7.41	7.49	7.36

*	Second quarter 2006 regulatory capital ratios based on preliminary data.